Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of August 26, 2021 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex 2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”), PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“Parlex 2 EUR”), PARLEX 2 AU FINCO, LLC, a Delaware limited liability company (“Parlex 2 AU”), PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company (“Parlex 2 CAD”, and together with Parlex 2, Parlex 2A, Parlex 2 UK, Parlex 2 EUR and Parlex 2 AU, “Existing Sellers”), WISPAR 5 FINCO, LLC, a Delaware limited liability company (“New Seller”, and together with Existing Sellers and any other Person when such Person joins as a Seller hereunder from time to time, individually and/or collectively as the context may require, “Seller”), and CITIBANK, N.A., a national banking association (“Buyer”).

W I T N E S S E T H:

WHEREAS, Existing Sellers and Buyer have entered into that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of April 16, 2021 (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;

WHEREAS, Seller and Buyer entered into a Joinder Agreement, dated as of the date hereof (the “New Seller Joinder”), pursuant to which New Seller has been admitted to the Repurchase Agreement and the other Transaction Documents as a Seller (as such term is defined in the Repurchase Agreement) in accordance with the New Seller Joinder;

WHEREAS, in connection with the New Seller Joinder, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Effective Date:

1. Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:

(a) The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and the following corresponding definitions are substituted therefor:

“Blocked Account Agreement” shall mean, individually or collectively, as the context may require, (i) that certain Deposit Account Control Agreement, dated as of June 12, 2013, among Buyer, Parlex 2, Servicer and the Depository, relating to the Cash

Management Account established by Parlex 2, as the same may be amended, modified and/or restated from time to time, (ii) that certain Deposit Account Control Agreement, dated as of January 31, 2014, among Buyer, Parlex 2A, Servicer and the Depository, relating to the Cash Management Account established by Parlex 2A, as the same may be amended, modified and/or restated from time to time, (iii) that certain Deposit Account Control Agreement, dated as of the Second Amendment and Restatement Date, among Buyer, Parlex 2 UK, Servicer and the Depository, relating to the Cash Management Account established by Parlex 2 UK, as the same may be amended, modified and/or restated from time to time, (iv) that certain Deposit Account Control Agreement, dated as of the Second Amendment and Restatement Date, among Buyer, Parlex 2 EUR, Servicer and the Depository, relating to the Cash Management Account established by Parlex 2 EUR, as the same may be amended, modified and/or restated from time to time, (v) that certain Deposit Account Control Agreement, dated as of the Third Amendment and Restatement Date, among Buyer, Parlex 2 AU, Servicer and the Depository, relating to the Cash Management Account established by Parlex 2 AU, as the same may be amended, modified and/or restated from time to time, (vi) that certain Deposit Account Control Agreement, dated as of the Fourth Amendment and Restatement Date, among Buyer, Parlex 2 CAD, Servicer and the Depository, relating to the Cash Management Account established by Parlex 2 CAD, as the same may be amended, modified and/or restated from time to time, (vii) that certain Deposit Account Control Agreement, dated as of August 26, 2021, among Buyer, Wispar 5, Midland Loan Services, a division of PNC Bank, National Association and the Depository, relating to the Cash Management Account established by Wispar 5, as the same may be amended, modified and/or restated from time to time, and (viii) each additional Deposit Account Control Agreement entered into among a new Seller admitted to this Agreement pursuant to a Joinder Agreement, Buyer, Servicer and the Depository and relating to a Cash Management Account established pursuant to this Agreement by such new Seller, as the same may be amended, modified and/or restated from time to time.

“Change of Control” shall mean any of the following events shall have occurred without the prior approval of Buyer:

(i) with respect to each Seller other than Wispar 5, Guarantor shall no longer own, directly or indirectly, 100% of the ownership interest in such Seller and Control, directly or indirectly, such Seller;

(ii) with respect to Wispar 5, Guarantor shall no longer own, directly or indirectly, 80% of the ownership interest in Wispar 5 and Control, directly or indirectly, Wispar 5;

(iii) any merger, reorganization or consolidation of Guarantor where Guarantor is not the surviving entity; or

(iv) any conveyance, transfer, lease or disposal of all or substantially all assets of any Seller or Guarantor to any Person or entity other than an Affiliate of such entity.

“Seller” shall mean, collectively, Parlex 2, Parlex 2A, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU, Parlex 2 CAD, Wispar 5 and each other Person as and when same may be approved by Buyer in its sole discretion from time to time and admitted to this Agreement as a Seller by a joinder agreement executed and delivered by Buyer, Seller and such approved other Seller in the form of Exhibit XI to this Agreement (a “Joinder Agreement”).

“Servicer” shall mean: (x) Midland Loan Services, a division of PNC Bank, National Association, (y) with respect to the Purchased Loans sold to Buyer by Wispar Seller, (a) Walker & Dunlop, LLC, a Delaware limited liability company, as Servicer for such Purchased Loan, and (b) Midland Loan Services, a division of PNC Bank, National Association, as sub-servicer for such Purchased Loan, or (z) any other third party servicer selected by Seller and approved by Buyer in its sole discretion; provided, that notwithstanding the foregoing, such other third party servicer selected by Seller shall be approved by Buyer in its reasonable discretion, so long as such Person’s primary servicer rating shall be at least “above average” by Standard & Poor’s Ratings Service.

“Servicing Agreement” shall mean, individually or collectively, as the context may require (a) other than with respect to each CLO Participation issued pursuant to a CLO Participation Agreement, (i) that certain Servicing Agreement, dated as of June 12, 2013, among Parlex 2, Buyer and Servicer, as the same may be amended, modified and/or restated from time to time, (ii) that certain Servicing Agreement, dated as of January 31, 2014, among Parlex 2A, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (iii) that certain Servicing Agreement, dated as of the Second Amendment and Restatement Date, among Parlex 2 UK, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (iv) that certain Servicing Agreement, dated as of the Second Amendment and Restatement Date, among Parlex 2 EUR, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (v) that certain Servicing Agreement, dated as of the Third Amendment and Restatement Date, among Parlex 2 AU, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (vi) that certain Servicing Agreement, dated as of the Fourth Amendment and Restatement Date, among Parlex 2 CAD, Buyer, and Servicer, as the same may be amended, modified and/or restated from time to time, (vii) with respect to the Purchased Loans sold to Buyer by Wispar Seller, (A) for the servicing of such Purchased Loans, that certain Origination and Loan Administration Agreement, dated as of April 24, 2017, between WD-BXMT Lending LLC and Walker & Dunlop, LLC, as the same may be amended, modified and/or restated from time to time, and (B) for the sub-servicing of such Purchased Loans, that certain Servicing Agreement, dated as of August 26, 2021, among Wispar 5, Buyer and Midland Loan Services, a division of PNC Bank, National Association, as the same may be amended, modified and/or restated from time to time, and (viii) any other servicing agreement entered into by a Seller, Buyer and any Servicer approved by Buyer for the servicing of Purchased Loans, as the same may be amended, modified and/or restated from time to time, and (b) with respect to each CLO Participation issued pursuant to a CLO Participation Agreement, (x) for so long as the corresponding CLO Non-Controlling Participation is an asset of the applicable CLO, the corresponding CLO Servicing Agreement and (y) at any time such corresponding CLO Non-Controlling Participation is not an asset of such CLO, the servicing agreement entered into in accordance with the applicable CLO Participation Agreement.

(b) The following defined term is hereby added to Section 2 of the Repurchase Agreement in its appropriate alphabetical location as follows:

“Wispar 5” shall mean Wispar 5 Finco, LLC, a Delaware limited liability company.

(c) Section 5(a) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Each Cash Management Account shall be established at the Depository, which (i) in the case of the Cash Management Account established by Parlex 2, shall have been established on June 12, 2013, (ii) in the case of the Cash Management Account established by Parlex 2A, shall have been established on January 31, 2014, (iii) in the case of the Cash Management Account established by Parlex 2 UK, shall have been established on the Second Amendment and Restatement Date, (iv) in the case of the Cash Management Account established by Parlex 2 EUR, shall have been established on the Second Amendment and Restatement Date, (v) in the case of the Cash Management Account established by Parlex 2 AU, shall have been established on the Third Amendment and Restatement Date, (vi) in the case of the Cash Management Account established by Parlex 2 CAD, shall have been established on the Fourth Amendment and Restatement Date, (vi) in the case of the Cash Management Account established by Wispar 5, shall have been established on August 26, 2021, and (viii) in the case of any Cash Management Account established by any Person that joins as a Seller under this Agreement from time to time, shall be established concurrently with the execution and delivery of the Joinder Agreement by which such Person joins as a Seller under this Agreement. Buyer shall have sole dominion and control over each Cash Management Account. All Income in respect of the Purchased Loans and any payments in respect of associated Hedging Transactions, as well as any interest received from the reinvestment of such Income, shall be deposited directly into the applicable Cash Management Account and shall be remitted by the Depository in accordance with the provisions of the applicable Blocked Account Agreement and Servicing Agreement (which remittances shall be in conformity to the applicable provisions of Sections 5(d), 5(e), 5(f) and 14(b)(iii) of this Agreement).”

(d) Section 29(a) of the Repurchase Agreement is hereby modified by the addition of the following after the final sentence of such section:

“With respect to the Purchased Loans sold to Buyer by Wispar Seller, Buyer consents to the appointment of Walker & Dunlop, LLC, as Servicer, and Midland Loan Services, a division of PNC Bank, National Association, as sub-servicer, for purposes of servicing such Purchased Loans and, with respect to Wispar Seller, the initial Servicing Agreement with Walker & Dunlop, LLC, as initial Servicer.”

(e) Section 29(d) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(d) Seller shall not employ or permit Servicer to employ sub-servicers to service the Purchased Loans without (x) in the case of U.S. Purchased Loans only, the prior written approval of Buyer in its sole discretion, except to the extent permitted in the applicable Servicing Agreement so long as, such employment of a sub-servicer constitutes a delegation of duties by Servicer which does not relieve Servicer of its primary obligation to perform such duties or (y) in the case of Foreign Purchased Loans, prior to consummating any such appointment, a consultation with Buyer. With respect to the Purchased Loans sold to Buyer by Wispar Seller, Buyer consents to the appointment of Walker & Dunlop, LLC, as Servicer, and Midland Loan Services, a division of PNC Bank, National Association, as sub-servicer, for purposes of servicing such Purchased Loan.”

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.

4. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

5. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

6. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

7. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name:	Richard B. Schlenger
Title:	Authorized Signatory

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[Signature Page to First Amendment to Fifth Amended and Restated Master Repurchase Agreement]

SELLER:

PARLEX 2 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

PARLEX 2A FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

PARLEX 2 UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to First Amendment to Fifth Amended and Restated Master Repurchase Agreement]

PARLEX 2 AU FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

WISPAR 5 FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
	Name:	Douglas N. Armer
	Title:	Executive Vice President, Capital Markets and Treasurer

[Signature Page to First Amendment to Fifth Amended and Restated Master Repurchase Agreement]